Exhibit 99.1

INCONTACT TO BE ACQUIRED BY NICE SYSTEMS FOR $14.00 PER SHARE IN CASH

Salt Lake City, Utah, May 18, 2016—inContact, Inc. (NASDAQ: SAAS), the leading provider of cloud contact center software and contact center optimization tools, today announced that it has entered into a definitive agreement to be acquired by NICE, the worldwide leading provider of software solutions that enable organizations to take the next best action in order to improve customer experience and business results, ensure compliance, fight financial crime, and safeguard people and assets. Under the terms of the agreement, inContact stockholders will receive $14.00 per share in cash. The per share purchase price represents a 55% premium to the closing price on May 17, 2016, the last trading day prior to the announcement of the transaction, and a 49% premium to the 30 day volume weighted average price.

“We strongly believe that this transaction best positions the Company to execute on our vision of helping our customers deliver exceptional customer experiences, while rewarding our existing stockholders for the work we have achieved to date,” said Paul Jarman, CEO of inContact. “We are excited to work with our new business partners at NICE and enter our next chapter of industry leadership.”

This acquisition ushers in a new era in customer service, where two leading companies are joining forces to provide the industry’s first fully integrated cloud contact center solution suite. Organizations of all sizes can now take their contact center into the new era of the Experience Center. The unprecedented combination of NICE’s world-class Workforce Optimization and Analytics solutions with inContact’s advanced contact center cloud offerings allows organizations to take advantage of best-in-class customer service applications as they transition to the cloud.

Moreover, the acquisition marks the first time that a single vendor offers both contact center cloud applications and an open cloud platform as well as the full range of Workforce Optimization applications and Analytics, providing a seamless integrated environment. This combination of contact center applications and infrastructure under one company also enables the transformation of the contact center to the Experience Center. The Experience Center connects customer, employee and omni-channel, using advanced analytics to drive personalization and smart action in real time, to stay ahead of the curve of changing customer preferences.

“We look forward to working with the talented management team and employees to accelerate inContact’s customer relationships and strengthen its market position in cloud contact center software,” said Barak Eilam, CEO of NICE. “We worked hard to make this deal happen because we understand the tremendous value that inContact can bring to its customers and the marketplace. This combination creates the deepest and most talented R&D, services and support organization in our industry, allowing us to accelerate our roadmaps and deliver even greater value to our customers.”

The Board of Directors of inContact has unanimously approved the transaction. The transaction is expected to close in the second half of 2016, subject to inContact stockholder approval, certain regulatory approvals and other customary closing conditions. The transaction will be funded from NICE’s cash on hand and committed debt financing provided by JPMorgan Chase Bank and Royal Bank of Canada.

Jefferies LLC is serving as exclusive financial advisor, and Pillsbury Winthrop Shaw Pittman LLP and Parsons Behle & Latimer are serving as legal advisors, to inContact.

CONTACT: Investor Contact: Edward Keaney, Market Street Partners, 1-415-445-3238, ekeaney@marketstreetpartners.com, or General Contact: Cheryl Andrus, inContact, Director Corporate Communications, 1-801-320-3646, cheryl.andrus@incontact.com

About inContact

inContact (NASDAQ: SAAS) is the cloud contact center software leader, with the most complete, easiest and most reliable solution to help organizations around the globe to achieve their customer experience goals. inContact continuously innovates in the cloud and is the only provider to offer a complete solution that includes the technology – customer interaction platform as a service – as well as an expert service model and the broadest partner ecosystem. Recognized as a market leader by Gartner, Frost, Ovum, IDC and DMG, inContact supports over 6 billion interactions per year for enterprise, midmarket, government organizations and business process outsourcers (BPOs) who operate in multiple divisions, locations and global regions. To learn more, visit www.incontact.com.

About NICE

NICE Systems (NASDAQ: NICE) is the worldwide leading provider of software solutions that enable organizations to take the next best action in order to improve customer experience and business results, ensure compliance, fight financial crime, and safeguard people and assets. NICE’s solutions empower organizations to capture, analyze, and apply, in real time, insights from both structured and unstructured Big Data. This data comes from multiple sources, including phone calls, mobile apps, emails, chat, social media, video, and transactions. NICE solutions are used by over 25,000 organizations in more than 150 countries, including over 80 of the Fortune 100 companies. www.nice.com.

Trademark Note: NICE and the NICE logo are trademarks or registered trademarks of NICE Systems. All other marks are trademarks of their respective owners. For a full list of NICE Systems’ marks, please see: http://www.nice.com/nice-trademarks.

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Additional Information and Where to Find It

In connection with the transaction, inContact intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, inContact will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF inContact ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT inContact WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT inContact AND THE TRANSACTION. The proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at inContact’s website (http://www.inContact.com) or by writing to inContact’s Corporate Secretary at 75 West Towne Ridge Parkway, Tower 1, Salt Lake City, UT 84070.

Participants in the Solicitation

inContact and its directors and executive officers may be deemed to be participants in the solicitation of proxies from inContact’s stockholders with respect to the transaction. Information about inContact’s directors and executive officers and their ownership of inContact Common Stock is set forth in inContact’s proxy statement on Schedule 14A filed with the SEC on April 27, 2016, and inContact’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 4, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, which may be different than those of inContact’s stockholders generally, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Legal Notice Regarding Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. inContact may not be able to complete the proposed transaction on the terms described herein or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the requisite approval of inContact’s stockholders or the failure to satisfy the other closing conditions, (3) risks related to disruption of management’s attention from inContact’s ongoing business operations due to the pending transaction and (4) the effect of the announcement of the pending transaction on the ability of inContact to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent inContact’s views as of the date on which such statements were made. inContact anticipates that subsequent events and developments may cause its views to change. However, although inContact may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing inContact’s views as of any date subsequent to the date hereof. Further information on potential factors that could affect inContact’s business and financial results is included in inContact’s annual report on Form 10-K for the year ended December 31, 2015 and its quarterly report on Form 10-Q for the quarterly period ended March 31, 2016, and in other filings inContact has made with the Securities and Exchange Commission.